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                                                                    EXHIBIT 23.1

                          INDEPENDENT AUDITORS CONSENT


    We consent to the use in this Registration Statement No. 333-3667 of Steinway Musical Instruments, Inc. on Form S-1 of our report dated March 8, 1996 (July 3, 1996 as to the fifth paragraph of Note 9) appearing in the Prospectus, which is part of this Registration Statement and to the reference to us under the heading "Experts" in such Prospectus.



Chicago, Illinois
July 25, 1996